UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 3, 2005 (November 2, 2005)

Analysts International Corporation
(Exact name of registrant as specified in its charter)

Minnesota	0-4090	41-0905408
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3601 West 76th Street, Minneapolis, Minnesota		55435-3000
(Address for principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (952) 835-5900

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  Disclosure of Results of Operations and Financial Condition

On November 2, 2005, Analysts International Corporation, a Minnesota corporation (the “Company”), reported earnings for its third quarter ended October 1, 2005.  The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1.

On November 3, 2005, the Company is holding a conference call in which management will deliver prepared remarks concerning the Company’s financial results for the third quarter ended October 1, 2005.  The full text of the prepared remarks to be delivered during the conference call is attached as Exhibit 99.2.

The information in this Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 7.01  Regulation FD Disclosure

On November 3, 2005, the Company is holding a conference call in which management will deliver prepared remarks concerning the Company’s financial results for the third quarter ended October 1, 2005.  The full text of the prepared remarks to be delivered during the conference call is attached as Exhibit 99.2.

The information in this Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Statement for the Purpose of Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995

The Transcript of the prepared remarks from the Company’s earnings conference call contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  In some cases, forward-looking statements can be identified by words such as “believe,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions.  Forward-looking statements also include the assumptions underlying or relating to any of the foregoing statements.  Such forward-looking statements are based upon current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  Statements made in this Transcript by the Company, its President, Jeffrey Baker and its CFO, David Steichen regarding:  (i) increases in business activity and opportunity, including with IBM and another national client; (ii) opportunities under the Company’s new agreement with Lawson Software; (iii) the Company’s pipeline of hardware sales; (iv) growth of the Company’s solutions practices; (v) expected benefits from the Company’s reorganization and cost reduction actions; (vi) expected extension of the Company’s credit facility by fiscal year end; (vii) plans concerning pursuit of a merger and/or acquisition; (viii) reduction of days outstanding of the Company’s accounts payable; and (v) the Company’s anticipated growth in revenue and return to profitability are forward looking statements. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate.  Therefore, actual outcomes and results may differ materially from what is expressed herein.  In any forward-looking statement in which Analysts, Mr. Baker or Mr. Steichen expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished.  The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: (i) the risk that Analysts’ reorganization and cost reduction actions will not be fully achieved or fail to produce revenue growth and profitability; (ii) the risk that Analysts will lose one or more contracts that adversely impact its growth and profitability; (iii) Analysts’ reorganization adversely affects its competitiveness in the marketplace; (iv) risks that the Michigan economy will adversely impact the Company’s solutions practices and that the Company is unable to achieve commensurate growth in this business outside the Great Lakes area; (v) expected growth from hardware sales and the Company’s new contract with Lawson are delayed or do not materialize; (vi) a delay in or an inability to extend the Company’s credit facility; (vii) inability to pursue an acceptable merger or acquisition; (viii) inability to reduce the Company’s days outstanding  and (ix) other economic, business, competitive and/or regulatory factors affecting Analysts’ business generally, including those set forth in Analysts’ filings with the SEC, including its Annual Report on Form 10-K for its most recent fiscal year, especially in the Management’s Discussion and Analysis section, its most recent Quarterly Report on Form 10-Q and its Current Reports on Form 8-K.  All forward-looking statements included in the Transcript are based on information available to Analysts on the date of the press release.   Analysts undertakes no obligation (and expressly disclaims any such obligation) to update forward-looking statements made in this transcript to reflect events or circumstances after the date of this press release or to update reasons why actual results would differ from those anticipated in such forward-looking statements.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Description

99.1	Press release entitled “Analysts International Reports Results for 2005 Third Quarter” issued by Analysts International on November 2, 2005.

99.2	Transcript of prepared remarks for Company’s earnings conference call held on November 3, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2005	ANALYSTS INTERNATIONAL CORPORATION

/s/ Colleen M. Davenport
Colleen M. Davenport
Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release entitled “Analysts International Reports Results for 2005 Third Quarter” issued by Analysts International on November 2, 2005.

99.2	Transcript of prepared remarks for Company’s earnings conference call held on November 3, 2005.